FIRST BUSEY CORPORATION AMENDED 2020 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD The Participant specified below has been granted this Restricted Stock Unit Award (the “Award”) by First Busey Corporation, a Nevada corporation (the “Company”), under the terms of the First Busey Corporation Amended 2020 Equity Incentive Plan (the “Plan”). The Award is subject to the Plan and the following terms and conditions (the “Award Terms”): Section 1. Award. In accordance with the Plan, the Company hereby grants to the Participant the Award of restricted stock units (each, an “RSU”), where each RSU represents the right to receive one share of Stock in the future, subject to the Award Terms. The Award is in all respects limited and conditioned by the Plan and as provided herein. Section 2. Terms of Restricted Stock Unit Award. The following words and phrases relating to the Award have the following meanings: (a) The “Participant” is _______________ (b) The “Grant Date” is _______________ (c) The number of “RSUs” is ___________ Except for terms defined herein, any capitalized term in the Award Terms has the meaning ascribed to that term under the Plan. Section 3. Vesting Schedule. The Award Terms evidence the Company’s grant to the Participant, as of the Grant Date, on the terms and conditions described in the Award Terms and in the Plan, of a number of RSUs, each of which represents the right of the Participant to receive one share of unrestricted Stock upon lapse of the restrictions on the RSUs (or a portion thereof) subject to this Award, in accordance with these Award Terms. (a) Subject to the Award Terms, except as specifically provided elsewhere under the Plan or these Award Terms, the restrictions on RSUs subject to this Award will lapse in accordance with the schedule set forth below (but only if the Participant has not had a Termination of Service before the applicable Vesting Date). Vesting Date Percentage of RSUs Vested One-third (1/3) One-third (1/3) One-third (1/3)

2 Delivery of shares of Stock or other amounts in connection with the vesting of RSUs subject to this Award shall be subject to the Award Terms (including without limitation Section 4 below). (b) Notwithstanding Section 3(a), any unvested RSUs shall accelerate and be fully earned and vested immediately upon (i) a qualifying termination pursuant to Section 4.1 of the Plan or (ii) the Participant’s Termination of Service due to the Participant’s Disability or death. For purposes of this Award, “Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s employees. (c) Notwithstanding Section 3(a), solely with respect to RSUs that were granted at least one year prior to the date of a Participant’s Retirement with Full Service or a Participant’s Retirement with Partial Service, (i) upon a Participant’s Retirement with Full Service, any unvested RSUs shall accelerate and be fully earned and vested immediately, and (ii) upon a Participant’s Retirement with Partial Service, a pro rata portion of any unvested RSUs shall accelerate and be earned and vested immediately as of the date of Retirement. The pro rata portion of the RSUs that shall become vested under this section shall be equal to the difference between (A) (x) the number of RSUs subject to the Award, multiplied by (y) the number of full months the Participant was employed following the Grant Date divided by 36, less (B) the number of RSUs under this Award (if any) previously vested in accordance with the Award Terms as of the date of Retirement. For purposes of this Award: (i) “Retirement with Full Service” means the (A) Participant’s voluntary Termination of Service on or after (x) attaining the age of 62 and (y) having been employed by or in the service of the Company or a present or former parent or subsidiary entity of the Company for a period of at least ten full consecutive years; (B) the Participant agrees not to and does not provide services for a financial institution following the Termination of Service; and (C) the Participant provides the Company with at least six months’ prior written notice of his or her intent to retire and the Participant is employed or in the service of the Company through the end of such six month period; and (ii) “Retirement with Partial Service” means the (A) Participant’s voluntary Termination of Service on or after (x) attaining the age of 62 and (y) having been employed by or in the service of the Company or a present or former parent or subsidiary entity of the Company for a period of fewer than ten full consecutive years, (B) the Participant agrees not to and does not provide services for a financial institution following the Termination of Service; and (C) the Participant provides the Company with at least six months’ prior written notice of his or her intent to retire and the Participant is employed or in the service of the Company through the end of such six month period. (d) In the event the Participant’s Termination of Service occurs prior to the applicable Vesting Date, other than as provided in Section 3(b) or Section 3(c) above, the

3 Participant shall forfeit all rights, title and interest in and to any unvested RSUs as of the Participant’s Termination of Service. Section 4. Settlement of Units. Delivery of shares of Stock or other amounts in connection with the Award shall be subject to the following: (a) Delivery of Stock. Reasonably promptly (but no more than 30 days) after the applicable Vesting Date (or the date on which RSUs otherwise become vested in accordance with the Award Terms), the Company shall deliver to the Participant one share of Stock free and clear of any restrictions in settlement of each such vested RSU, provided, however, that if the Vesting Date (or the date on which RSUs otherwise become vested in accordance with the Award Terms) occurs within the 30 days preceding the end of a calendar year, such settlement shall occur on the 30th day following such date. Notwithstanding the foregoing, if the Participant is deemed a “specified employee” within the meaning of Code Section 409A, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the RSUs upon “separation from service” within the meaning of Code Section 409A and according to Company policy, as may be in effect, then to the extent necessary to prevent any accelerated or additional tax under Code Section 409A, such settlement will be delayed until the earlier of: (i) the date that is the first day of the seventh month following the Participant’s Termination of Service, and (ii) the Participant’s death. (b) Compliance with Applicable Laws. Notwithstanding any other provision of the Award Terms or the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits in connection with the Award or the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity. (c) Certificates. To the extent the Award Terms and the Plan provide for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable requirements of any securities exchange or similar entity. Section 5. Withholding. All deliveries of shares of Stock pursuant to the Award are conditioned on the Participant’s satisfaction of any applicable withholding taxes. The Company, in its sole discretion, shall have the right to require the Participant (or if applicable, permitted assigns, heirs or Designated Beneficiaries (as defined below)) to remit to the Company an amount sufficient to satisfy any federal, state, local, foreign or other tax obligations imposed in connection with the grant, vesting or delivery of shares of Stock in connection with the Award by requiring the Participant to choose between remitting the amount (a) in cash (through payroll deduction or otherwise) or (b) through the surrender of shares of Stock that the Participant already owns, or to which the Participant is otherwise entitled under the Plan. In no event, however, does this Section 5 give the Participant any discretion to determine or affect the timing of deliveries of shares of Stock pursuant to the Award or the timing of payment of tax obligations. Section 6. Non-Transferability of Award. Except as otherwise provided in the Plan, the Participant shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of any RSUs prior to the vesting and settlement of such RSUs in accordance

4 with the Award Terms. Any purported transfer or assignment in violation of the provisions of this Section 6 will be void. Section 7. Dividend Equivalents. Each RSU includes a right to dividend equivalent payments, which in accordance with Section 2.1(g) of the Plan, represents an unfunded and unsecured promise to deliver to the Participant additional RSUs equal in value to any regular dividends and distributions that would be paid on shares of Stock with respect to the RSUs if such shares of Stock had been delivered prior to vesting and during the period following vesting and prior to the date of settlement of the Award (“Dividend Equivalents”); provided, however, that no Dividend Equivalents shall be credited under this Section 7 to or for the benefit of the Participant with respect to record dates for such dividends or distributions occurring before the Grant Date or on or after the date, if any, on which the Participant has forfeited the RSUs. Dividend Equivalents shall be credited to an Award at the time the respective dividends or distributions are paid and shall be subject to the same restrictions applicable to the underlying Award such that no Dividend Equivalents shall be delivered unless and until the RSUs to which they relate are settled in shares of Stock in accordance with Section 4. Section 8. No Rights as Shareholder. Prior to the settlement of the RSUs pursuant to Section 4(a) above and the issuance of a stock certificate or its equivalent as provided herein, the Participant shall have only the rights of a general unsecured creditor, and no rights of a shareholder of the Company with respect to the RSUs, including but not limited to voting rights,. Section 9. Heirs and Successors. The Award Terms shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets or business. If any rights of the Participant or benefits distributable to the Participant under the Award Terms have not been settled or distributed, respectively, at the time of the Participant’s death, such rights shall be settled and payable to the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of the Award Terms and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form as the Committee may require. The designation of beneficiary may be amended or revoked from time to time by the Participant in accordance with the procedures established by the Committee. If a Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been payable to the Participant shall be payable to the legal representative of the estate of the Participant. If a Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the settlement of the Designated Beneficiary’s rights under the Award Terms, then any rights that would have been payable to the Designated Beneficiary shall be payable to the legal representative of the estate of the Designated Beneficiary. Section 10. Administration. The authority to manage and control the operation and administration of the Award Terms and the Plan is vested in the Committee, and the Committee has all powers with respect to the Award Terms as it has with respect to the Plan. Any interpretation of the Award Terms or the Plan by the Committee and any decision made by it with respect to the Award Terms or the Plan shall be final and binding on all persons. In addition, neither the Company, any member of the Committee nor any person to whom the Committee

5 delegates its powers, responsibilities or duties in writing will have any liability to the Participant (or if applicable, permitted assigns, heirs or Designated Beneficiaries) or any other person for any action taken or omitted in respect of this or any other Award. Section 11. Plan Governs. Notwithstanding anything in the Award Terms to the contrary, the Award is subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Corporate Secretary of the Company. The Award Terms are subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. Notwithstanding anything in the Award Terms to the contrary, in the event of any discrepancies between the corporate records of the Company and the Award Terms, the corporate records of the Company shall control. Section 12. Not an Employment Contract. The Award shall not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary may otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time. Section 13. Amendment. The Award Terms may be amended in accordance with the provisions of the Plan, and may otherwise be amended in writing by the Participant and the Company without the consent of any other person. Section 14. Governing Law. The Award Terms, the Plan, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of conflict of laws, except as superseded by applicable federal law. Section 15. Section 409A. The Award is intended to comply with Code Section 409A and the Award shall be administered and interpreted in accordance with such intent. The Committee reserves the right (including the right to delegate such right) to unilaterally amend the Award Terms without the consent of the Participant in order to maintain compliance with Code Section 409A; and the Participant’s receipt of the Award constitutes the Participant’s acknowledgement of and consent to such rights of the Committee. Section 16. Clawback. The Award and any amount or benefit received hereunder shall be subject to the Participant’s continued satisfaction of and compliance with any restrictive covenants or non-competition provisions of the Award. The Award and any amount or benefit received hereunder shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Award, any applicable policy that the Company may adopt from time to time (the “Policy”) or any applicable law, as may be in effect from time to time. The Participant’s receipt of the Award constitutes the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (a) the Policy or any similar policy established by the Company that may apply to the Participant, (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as may be necessary to effectuate the Policy, any similar policy or applicable law without further consideration or action and (c) the Award, including without limitation, any restrictive covenants

6 or non-competition provisions. The Participant’s receipt of the Award constitutes the Participant’s acknowledgment of the Company’s right to enjoin the Participant’s employment with a financial institution other than the Company to the extent such employment would violate or contravene any restrictive covenants or non-competition provisions of the Award. If a Participant provides services for a financial institution following a Retirement with Full Service or a Retirement with Partial Service, such Participant shall be obligated to repay the shares of Stock delivered or cash in the amount of such shares of Stock delivered in connection with such retirement; provided, that, this provision shall also apply to any Restricted Stock Unit Awards previously granted to Participant by the Company under the First Busey Corporation 2010 Equity Incentive Plan.

7 4910-4785-4375 v.2 IN WITNESS WHEREOF, the Company has caused the Award Terms to be executed in its name and on its behalf, all as of the Grant Date, and the Participant acknowledges understanding and acceptance of, and agrees to, the Award Terms. FIRST BUSEY CORPORATION By: Its: Chief Executive Officer PARTICIPANT Date: